                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 10, 1997
                                                --------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                      0-12945                   59-2313852
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 81 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Institutional Real Estate, Ltd. - 1 & 2, d/b/a Foxhall Square Office Building, a joint venture (the "Venture") with an Affiliated Partnership in which First Capital Institutional Real Estate, Ltd. - 2 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Foxhall Square Office Building ("Foxhall"), located in Washington D.C. to Columbia Realty Venture, a District of Columbia limited partnership.

The closing of this transaction occurred on November 10, 1997. Foxhall was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $17,125,000, of which the Registrant's share was $8,562,500. Proceeds ("Sale Proceeds") received by the Registrant approximated $8,250,000, which was net of actual and estimated closing expenses. For the year ending December 31, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $1,150,000 from this transaction. The Registrant will distribute $8,249,200 or $97.18 per Unit on February 28, 1998 to Limited Partners of record as of November 10, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

          (page 5) Pro Forma Financial Information


          Exhibits

          2.1 (page 10) Contract for Purchase of Real Property, executed September 26, 1997, between First Capital Institutional Real Estate, Ltd. 1 & 2 d/b/a Foxhall Square Shopping Center, a Florida joint venture (the "Venture") and Columbia Realty Venture, a Distict of Columbia limited partnership ("Columbia");

          2.2 (page 70) Closing Statement, dated November 10, 1997, between the Venture and Columbia.






No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

November 24, 1997        By:           /s/ NORMAN M. FIELD
-----------------            -----------------------------------------
     (Date)                                NORMAN M. FIELD
                              Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Foxhall had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Foxhall, as well as the three other properties sold during 1997 (Lakewood Square Shopping Center, Banana River Square Shopping Center and 12621 Featherwood Office Building) had occurred on December 31, 1996. These four properties are hereafter referred to as the "Sold Properties". The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of the Sold Properties had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and September 30, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                                 ASSETS

                                                                        September 30, 1997
                                                           ---------------------------------------------
                                                                                              Pro Forma
                                                             Balance        Pro Forma          Balance
                                                              Sheet        Adjustments          Sheet
                                                           -----------     ------------      -----------
Investment in commercial rental properties:
  Land                                                     $ 6,199,400     $ (2,351,100)     $ 3,848,300
  Buildings and improvements                                19,363,000       (8,317,300)      11,045,700
                                                           -----------     ------------      -----------

                                                            25,562,400      (10,668,400)      14,894,000
  Accumulated depreciation and amortization                 (8,249,900)       3,565,400       (4,684,500)
                                                           -----------     ------------      -----------

  Total investment properties, net of
    accumulated depreciation and amortization               17,312,500       (7,103,000)      10,209,500

Cash and cash equivalents                                    7,050,000        8,250,000       15,300,000
Investment in debt securities                                5,443,000                         5,443,000
Restricted cash                                                 50,000                            50,000
Rents receivable                                                67,000          (64,200)           2,800
Investment in and loans to joint venture                     5,496,600                         5,496,600
Other assets                                                    12,700           (3,500)           9,200
                                                           -----------     ------------      -----------

                                                           $35,431,800     $  1,079,300      $36,511,100
                                                           ===========     ============      ===========

                                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses                    $   307,600     $    (56,900)     $   250,700
  Due to Affiliates                                             69,400                            69,400
  Security deposits                                             95,000          (44,200)          50,800
  Distributions payable                                      6,949,700        8,249,400       15,199,100
  Other liabilities                                              8,000                             8,000
                                                           -----------     ------------      -----------

                                                             7,429,700        8,148,300       15,578,000
                                                           -----------     ------------      -----------
Partners' capital:
  General Partner                                                    0           11,500           11,500
  Limited Partners (84,886 Units issued
    and outstanding)                                        28,002,100       (7,080,500)      20,921,600
                                                           -----------     ------------      -----------

                                                            28,002,100       (7,069,000)      20,933,100
                                                           -----------     ------------      -----------

                                                           $35,431,800     $  1,079,300      $36,511,100
                                                           ===========     ============      ===========

                The accompanying notes are an integral part of
                      the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                               Nine Months Ended September 30, 1997
                                    ------------------------------------------------------------
                                                                                     Pro Forma
                                    Statement of       Current        Previous      Statement of
                                     Income and       Pro Forma       Pro Forma      Income and
                                      Expenses       Adjustments     Adjustments      Expenses
                                    ------------     -----------    ------------    ------------
Income:
  Rental                             $3,948,800      $(1,268,000)   $  (948,800)      $1,732,000
  Interest                              514,200             (300)        (6,000)         507,900
  Gain on sale of Property              378,100                        (378,100)               0
                                     ----------       -----------   ------------      ----------
                                      4,841,100       (1,268,300)    (1,332,900)       2,239,900
                                     ----------       -----------   ------------      ----------
Expenses:
  Depreciation and amortization         821,100         (244,300)      (217,900)         358,900
  Property operating:
    Affiliates                          206,800          (66,300)       (56,600)          83,900
    Nonaffiliates                       667,100         (253,600)      (136,000)         277,500
  Real estate taxes                     357,900         (140,100)      (107,600)         110,200
  Insurance - Affiliate                  40,700           (7,700)       (15,700)          17,300
  Repairs and maintenance               422,600         (186,600)       (71,000)         165,000
  General and administrative:
    Affiliates                           26,300                                           26,300
    Nonaffiliates                       173,100                                          173,100
                                     ----------       -----------   ------------      ----------
                                      2,715,600         (898,600)      (604,800)       1,212,200
                                     ----------       -----------   ------------      ----------
Income before income from
 participation in joint venture       2,125,500         (369,700)      (728,100)       1,027,700


Income from participation in
 joint venture                          280,500                                          280,500
                                     ----------       -----------   ------------      ----------
Net income                           $2,406,000       $ (369,700)   $  (728,100)      $1,308,200
                                     ==========       ===========   ============      ==========
Net income allocated to
 General Partner                     $  329,400       $   (9,700)   $  (131,300)      $  188,400
                                     ==========       ===========   ============      ==========
Net income allocated to
 Limited Partners                    $2,076,600       $ (360,000)   $  (596,800)      $1,119,800
                                     ==========       ===========   ============      ==========
Net income allocated to Limited
 Partners per Unit (84,886 Units
 outstanding)                        $    24.46       $    (4.24)   $     (7.03)      $    13.19
                                     ==========       ===========   ============      ==========

The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                            Year Ended December 31, 1996
                                            -----------------------------------------------------------------
                                                                                                  Pro Forma
                                                                    Current          Previous    Statement of
                                             Statement of          Pro Forma        Pro Forma     Income and
                                              Income and          Adjustments      Adjustments     Expenses
                                               Expenses           (Unaudited)      (Unaudited)   (Unaudited)
                                             -----------          -----------      -----------   -----------
Income:
  Rental                                     $  6,342,500         $(1,576,900)     $(2,564,000)  $  2,201,600
  Interest                                        661,200                (100)            (300)       660,800
                                             ------------         -----------      -----------   ------------
                                                7,003,700          (1,577,000)      (2,564,300)     2,862,400
                                             ------------         -----------      -----------   ------------
Expenses:
  Depreciation and amortization                 1,262,400            (303,000)        (480,400)       479,000
  Property operating:
    Affiliates                                    390,000             (63,900)        (167,400)       158,700
    Nonaffiliates                                 912,200            (336,600)        (269,800)       305,800
  Real estate taxes                               520,600            (162,500)        (227,200)       130,900
  Insurance - Affiliate                            77,500             (11,400)         (40,700)        25,400
  Repairs and maintenance                         702,900            (243,900)        (229,400)       229,600
  General and administrative:
    Affiliates                                     55,300                                              55,300
    Nonaffiliates                                 262,900                                             262,900
                                             ------------         -----------      -----------   ------------
                                                4,183,800          (1,121,300)      (1,414,900)     1,647,600
                                             ------------         -----------      -----------   ------------
Income before income from participation         2,819,900            (455,700)      (1,149,400)     1,214,800
  in joint venture

Income from participation in joint venture        383,300                                             383,300
                                             ------------         -----------      -----------   ------------

Net Income                                   $  3,203,200         $  (455,700)     $(1,149,400)   $ 1,598,100
                                             ============         ===========      ===========    ===========
Net income allocated to General Partner      $    424,400         $   (75,900)     $  (121,500)   $   227,000
                                             ============         ===========      ===========    ===========
Net income allocated to Limited Partners     $  2,778,800         $  (379,800)     $(1,027,900)   $ 1,371,100
                                             ============         ===========      ===========    ===========
Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                               $      32.74         $     (4.47)     $    (12.11)   $     16.16
                                             ============         ===========      ===========    ===========

    The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INSSTITUTIONAL REAL ESTATE, LTD. - 2

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sale of the Registrant's interest in Foxhall.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Foxhall.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Sold Properties.